EXHIBIT 10-LL

                       AMENDMENT AGREEMENT NO. 3 TO
                           AMENDED AND RESTATED
                 REVOLVING CREDIT AND REIMBURSEMENT AGREEMENT

     THIS AMENDMENT AGREEMENT made and entered into as of the 31st day of July, 1995, by and among TECH DATA CORPORATION, a Florida corporation (herein called the "Borrower"), the financial institutions who are signatories hereto (each herein individually called a "Lender" and collectively the "Lenders"), and NATIONSBANK OF FLORIDA, NATIONAL ASSOCIATION, as Agent for the Lenders (herein called the "Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement

                          W I T N E S S E T H:

     WHEREAS, the Borrower, the Agent and the Lenders have entered into an Amended and Restated Revolving Credit and Reimbursement Agreement dated July 28, 1994, as amended by
Amendment Agreement No. 1, Amendment Agreement No. 2 (as amended, the "Agreement") whereby the Lenders party thereto have agreed to make loans to the Borrower and to provide Letters of Credit and to create Acceptances on behalf of the Borrower; and

     WHEREAS, the Subsidiaries of the Borrower have guaranteed payment of the Obligations pursuant to a Guaranty dated July
28, 1994, all as described in the Agreement and other Loan
Documents; and

     WHEREAS, the Borrower has requested that the Agreement be amended as hereinafter provided;

     NOW, THEREFORE, the Borrower, the Lenders and the Agent do hereby agree as follows:

     1.     The term "Agreement" as used herein and in Loan
Documents shall mean the Agreement as hereby amended and modified. Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefor in the Agreement.

     2. Section 9.04 of the Agreement is hereby amended, in its entirety, effective July 31, 1995, so that as amended it shall read as follows:

             "9.04    EBIT to Interest Expense.  Permit the ratio of
      Consolidated EBIT to Consolidated Interest Expense to be less than 2.0 to 1.00 at any time."

     3. In order to induce the Lenders to enter into this Amendment Agreement, the Borrower represents and warrants to the Lenders as follows:

     (a) The representations and warranties made by Borrower in Article VII of the Agreement are true on and as of the date hereof except that the financial statements referred to in Section 6.02(c) of the Agreement shall be those most recently furnished to each Lender pursuant to Section 7.01; thereof;

     (b) There has been no material change in the condition, financial or otherwise, of the Borrower and its Subsidiaries since the date of the most recent financial reports of the Borrower received by each Lender under
Section 8.01 of the Agreement, other than changes in the ordinary course of business, none of which has been a material adverse change;

     (c) The business and properties of the Borrower and its Subsidiaries are not, and since the date of the most recent financial report of the Borrower and its Subsidiaries received by each Lender under Section 7.01 of the Agreement have not been adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

     (d) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constitutes a Default or an Event of Default on the part of the Borrower under the Agreement or the Notes either immediately or with the lapse of time or the giving of notice, or both.

     4. Each of the Parent and its Subsidiaries has joined in the execution of this Agreement for the purpose of consenting hereto and hereby reaffirms its respective guaranty of payment of the Obligations.

     5. All instruments and documents incident to the consummation of the transactions contemplated hereby shall be satisfactory in form and substance to the Agent, the Lenders and their counsel; the Agent shall have received copies of all additional agreements, instruments and documents which they may reasonably request in connection therewith, including copies of resolutions of the Borrower authorizing the transactions contemplated by this Amendment Agreement, such documents, when appropriate, to be certified by appropriate corporate or governmental authorities; and all proceedings of the Borrower relating to the matters provided for herein shall be satisfactory to the Agent, the Lenders and their counsel.

     6.     This Amendment Agreement sets forth the entire
understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior
negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or
                                  4
implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in this Agreement, no representations, warranties or commitments, express or implied, have been made by any other party to the other.
None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any preceding or succeeding breach thereof.

     Except as hereby specifically amended, modified or supplemented, the Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

     7. This Amendment Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

                (Remainder of page left intentionally blank)
                                  5

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                              BORROWER:

WITNESS:                           TECH DATA CORPORATION

/s/ CAROL T. HACKNEY               By: /s/ ARTHUR W. SINGLETON
- --------------------------            ---------------------------
                                   Name:  Arthur W. Singleton
/s/ NANCY DIFEO                    Title: Treasurer and Secretary
- --------------------------


                              GUARANTORS:

WITNESS:                           TECH DATA FINANCE, INC.

/s/ CAROL T. HACKNEY               By: /s/ ARTHUR W. SINGLETON
- --------------------------            ---------------------------
                                   Name:  Arthur W. Singleton
/s/ NANCY DIFEO                    Title: Vice President, Chief
- --------------------------                Financial Officer and
                                          Secretary

WITNESS:                           TECH DATA LATIN AMERICA, INC.

/s/ CAROL T. HACKNEY               By: /s/ ARTHUR W. SINGLETON
- --------------------------            ---------------------------
                                   Name:  Arthur W. Singleton
/s/ NANCY DIFEO                    Title: Secretary and Treasurer
- --------------------------

WITNESS:                           TECH DATA FRANCE, INC.

/s/ CAROL T. HACKNEY               By:  /s/ JEFFERY P. HOWELLS
- -------------------------              --------------------------
                                   Name:  Jeffery P. Howells
/s/ NANCY DIFEO                    Title: Vice President, Chief
- -------------------------                 Financial Officer,
                                          Secretary and Treasurer

WITNESS:                           TECH DATA FRANCE II, INC.

/s/ CAROL T. HACKNEY               By:  /s/ JEFFERY P. HOWELLS
- -------------------------              --------------------------
                                   Name:  Jeffery P. Howells
/s/ NANCY DIFEO                    Title: Vice President, Chief
- -------------------------                 Financial Officer,
                                          Secretary and Treasurer
                                  6

WITNESS:                           TECH DATA CONSIGNMENT, INC.

/s/ CAROL T. HACKNEY               By: /s/ ARTHUR W. SINGLETON
- --------------------------            ---------------------------
                                   Name:  Arthur W. Singleton
/s/ NANCY DIFEO                    Title: Secretary and Treasurer
- --------------------------

WITNESS:                           TECH DATA EDUCATION, INC.
                                   (formally known as Tech ata New York
                                    Training Center, Inc.)

/s/ CAROL T. HACKNEY               By:  /s/ JEFFERY P. HOWELLS
- -------------------------              --------------------------
                                   Name:  Jeffery P. Howells
/s/ NANCY DIFEO                   Title: Vice President, Chief
- -------------------------                 Financial Officer,

WITNESS:                           BUYERS RESOURCE, INC.

/s/ CAROL T. HACKNEY               By: /s/ ARTHUR W. SINGLETON
- --------------------------            ---------------------------
                                   Name:  Arthur W. Singleton
/s/ NANCY DIFEO                    Title: Secretary
- --------------------------

WITNESS:                           TECH DATA CANADA, INC.

/s/ CAROL T. HACKNEY               By:  /s/ JEFFERY P. HOWELLS
- -------------------------              --------------------------
                                   Name:  Jeffery P. Howells
/s/ NANCY DIFEO                    Title: Secretary and Chief
- -------------------------                 Financial Officer,

                                   TECH DATA FRANCE
                                   Societe en nom Collectif
                                   By: TECH DATA FRANCE, INC., a
                                       Florida Corporation

/s/ CAROL T. HACKNEY               By:  /s/ JEFFERY P. HOWELLS
- -------------------------              --------------------------
                                   Name:  Jeffery P. Howells
/s/ NANCY DIFEO                    Title: Vice President and Chief
- -------------------------                 Financial Officer,

                                 AND
                                  7

                                   TECH DATA FRANCE II, INC., a
                                   Florida Corporation

                                   By:  /s/ JEFFERY P. HOWELLS
                                       --------------------------
                                   Name:  Jeffery P. Howells
                                   Title: Vice President and Chief
                                          Financial Officer
                                  8

                                   NATIONSBANK, NATIONAL ASSOCIATION
                                   (SOUTH) in its capacity as Agent
                                   By:   /s/ NANCY J. PEARSON
                                         ------------------------
                                   Name:  Nancy J. Pearson
                                   Title: Senior Vice President

                                   NATIONSBANK, NATIONAL ASSOCIATION
                                   (SOUTH) as Lender
                                   By:   /s/ NANCY J. PEARSON
                                         ------------------------
                                   Name:  Nancy J. Pearson
                                   Title: Senior Vice President
                                  9

                                   BARNETT BANK OF PINELLAS COUNTY
                                   By:   /s/ MICHAEL S. CROWE
                                       --------------------------
                                   Name:  Michael S. Crowe
                                   Title:  VP
                                  10

                                   NBD BANK
                                   By:   /s/ RICHARD C. ELLIS
                                       --------------------------
                                   Name:  Richard C. Ellis
                                   Title:  VP
                                  11

                                   ROYAL BANK OF CANADA
                                   By:   /s/ MICHAEL A COLE
                                       --------------------------
                                   Name:  Michael A. Cole
                                   Title: Manager
                                  12

                                   BANK OF AMERICA, ILLINOIS
                                   By:   /s/ LAURENS F. SCHAAD, JR.
                                       --------------------------
                                   Name:  Laurens F. Schaad, Jr.
                                   Title: Vice President
                                  13

                                   SOUTHTRUST BANK OF ALABAMA, N.A.
                                   By:   /s/ JULIETTE S. STAPF
                                       --------------------------
                                   Name:  Juliette S. Stapf
                                   Title: Senior Vice President
                                  14





                        AMENDMENT AGREEMENT NO. 4 TO
                           AMENDED AND RESTATED
                 REVOLVING CREDIT AND REIMBURSEMENT AGREEMENT

     THIS AMENDMENT AGREEMENT made and entered into as of the 13th day of February, 1996, by and among TECH DATA CORPORATION, a Florida corporation (herein called the "Borrower"), the financial institutions who are signatories hereto (herein individually called the "Lender" and collectively the "Lenders"), and NATIONSBANK, NATIONAL ASSOCIATION (SOUTH) (successor by merger of NationsBank of Florida, National Association), as Agent for the Lenders (herein called the "Agent").
                          W I T N E S S E T H:

     WHEREAS, the Borrower, the Agent and the Lenders have entered into an Amended and Restated Revolving Credit and Reimbursement Agreement dated July 28, 1994, as amended by Amendment Agreement No. 1, Amendment Agreement No. 2 and Amendment Agreement No. 3 (the "Agreement") whereby the Lenders party thereto have agreed to make loans to the Borrower and to provide Letters of Credit and to create Acceptances on behalf of the Borrower; and

     WHEREAS, the Subsidiaries of the Borrower have guaranteed payment of the Obligations pursuant to a Guaranty dated July
28, 1994, all as described in the Agreement and other Loan
Documents; and

     WHEREAS, the Borrower has requested that the Agreement be amended as hereinafter provided;

     NOW, THEREFORE, the Borrower, the Lenders and the Agent do hereby agree as follows:

     1.   The term "Agreement" as used herein and in Loan
Documents shall mean the Agreement as hereby amended and modified. Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefor in the Agreement.

     2. Subject to the conditions hereof, the Agreement is hereby amended, effective as of the date hereof, as follows:

     (a)  The definition of "Consolidated Asset Coverage
  Ratio" in Section 1.01 is hereby amended in its entirety, so that as amended it shall read as follows:

         "'Consolidated Asset Coverage Ratio' means the ratio of (A) the sum of (i) Remaining Accounts
      Receivable, (ii) Receivables of Subsidiaries, (iii)
      Inventory and (iv) Prepaid Inventory to (B) the sum of, WITHOUT DUPLICATION, (i) the Revolving Credit
      Debit Balance, (ii) outstanding Swing Line Loans,
      (iii) outstanding Letters of Credit and Acceptances,

      (iv) Indebtedness arising under the Softmart Foreign Currency Agreement, (v) Indebtedness of TDC described
      in Section     9.06(v), (vi) Indebtedness permitted under
      Section 9.06(viii) and (xi), and (vii) accounts payable of the Borrower and its Subsidiaries, all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis;"

      (b) Clause (viii) of Section 9.06 is hereby amended in its entirety, so that as amended it shall read as follows:

         "(viii) unsecured Indebtedness of Borrower in an aggregate outstanding principal amount at any time not to exceed $50,000,000, of which $45,000,000 shall be used for the sole purpose of providing Standby
      Letters of Credit in favor of Compaq Computer
      Corporation to support the purchase of Inventory;"

     3. In order to induce the Lenders to enter into this Amendment Agreement, the Borrower represents and warrants to the Lenders as follows:

     (a) The representations and warranties made by Borrower in Article VII of the Agreement are true on and as of the date hereto except that the financial statements referred to in Section 7.02(c) shall be those most recently furnished to each Lender pursuant to Section
      8.01;

     (b) There has been no material change in the condition, financial or otherwise, of the Borrower and its Subsidiaries since the date of the most recent financial reports of the Borrower received by each Lender under
      Section 8.01 thereof, other than changes in the ordinary course of business, none of which has been a material adverse change;

     (c) The business and properties of the Borrower and its Subsidiaries are not, and since the date of the most recent financial report of the Borrower and its Subsidiaries received by each Lender under Section 8.01 thereof have not been adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

     (d)  No event has occurred and no condition exists
      which, upon the consummation of the transaction
      contemplated hereby, constitutes a Default or an Event of
      Default on the part of the Borrower under the Agreement or the Notes either immediately or with the lapse of time or
      the giving of notice, or both.
                                  2

     4. Each of the Subsidiaries of the Borrower have joined in the execution of this Agreement for the purpose of consenting hereto and hereby reaffirm their respective guaranty of payment of the Obligations.

     5. All instruments and documents incident to the consummation of the transactions contemplated hereby shall be satisfactory in form and substance to the Agent, the Lenders and their counsel; the Agent shall have received copies of all additional agreements, instruments and documents which they may reasonably request in connection therewith, including copies of resolutions of the Borrower authorizing the transactions contemplated by this Amendment Agreement, such documents, when appropriate, to be certified by appropriate corporate or governmental authorities; and all proceedings of the Borrower relating to the matters provided for herein shall be satisfactory to the Agent, the Lenders and their counsel.

     6. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiationsand agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or cancelled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any preceding or succeeding breach thereof.

     Except as hereby specifically amended, modified or
supplemented, the Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall
remain in full force and effect according to their respective terms.
                                  3

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                              BORROWER:

WITNESS:                           TECH DATA CORPORATION

/s/ NANCY DIFEO                    By: /s/ ARTHUR W. SINGLETON
- --------------------------            ---------------------------
                                   Name:  Arthur W. Singleton
/s/ SUSAN K. PLESO                 Title: Treasurer and Secretary
- --------------------------


                              GUARANTORS:

WITNESS:                           TECH DATA FINANCE, INC.

/s/ NANCY DIFEO                    By: /s/ ARTHUR W. SINGLETON
- --------------------------            ---------------------------
                                   Name:  Arthur W. Singleton
/s/ SUSAN K. PLESO                 Title: Vice President, Chief
- --------------------------                Financial Officer and
                                          Secretary

WITNESS:                           TECH DATA LATIN AMERICA, INC.

/s/ NANCY DIFEO                    By: /s/ ARTHUR W. SINGLETON
- --------------------------            ---------------------------
                                   Name:  Arthur W. Singleton
/s/ SUSAN K. PLESO                 Title: Secretary and Treasurer
- --------------------------

WITNESS:                           TECH DATA FRANCE, INC.

/s/ NANCY DIFEO                    By:  /s/ JEFFERY P. HOWELLS
- -------------------------              --------------------------
                                   Name:  Jeffery P. Howells
/s/ SUSAN K. PLESO                 Title: Vice President, Chief
- -------------------------                 Financial Officer,
                                          Secretary and Treasurer


WITNESS:                           TECH DATA FRANCE II, INC.

/s/ NANCY DIFEO                    By:  /s/ JEFFERY P. HOWELLS
- -------------------------              --------------------------
                                   Name:  Jeffery P. Howells
/s/ SUSAN K. PLESO                 Title: Vice President, Chief
- -------------------------                 Financial Officer,
                                          Secretary and Treasurer
                                  4

WITNESS:                           TECH DATA CONSIGNMENT, INC.

/s/ NANCY DIFEO                    By: /s/ ARTHUR W. SINGLETON
- --------------------------            ---------------------------
                                   Name:  Arthur W. Singleton
/s/ SUSAN K. PLESO                 Title: Secretary and Treasurer
- --------------------------

WITNESS:                           TECH DATA EDUCATION, INC.

/s/ NANCY DIFEO                    By:  /s/ JEFFERY P. HOWELLS
- -------------------------              --------------------------
                                   Name:  Jeffery P. Howells
/s/ SUSAN K. PLESO                 Title: Vice President, Chief
- -------------------------                 Financial Officer,

WITNESS:                           BUYERS RESOURCE, INC.

/s/ NANCY DIFEO                    By: /s/ ARTHUR W. SINGLETON
- --------------------------            ---------------------------
                                   Name:  Arthur W. Singleton
/s/ SUSAN K. PLESO                 Title: Secretary
- --------------------------

WITNESS:                           TECH DATA CANADA, INC.

/s/ NANCY DIFEO                    By:  /s/ JEFFERY P. HOWELLS
- -------------------------              --------------------------
                                   Name:  Jeffery P. Howells
/s/ SUSAN K. PLESO                 Title: Secretary and Chief
- -------------------------                 Financial Officer,

                                   TECH DATA FRANCE
                                   Societe en nom Collectif
                                   By: TECH DATA FRANCE, INC., a
                                       Florida Corporation

/s/ NANCY DIFEO                    By:  /s/ JEFFERY P. HOWELLS
- -------------------------              --------------------------
                                   Name:  Jeffery P. Howells
/s/ SUSAN K. PLESO                 Title: Vice President and Chief
- -------------------------                 Financial Officer,

                                   AND

                                   TECH DATA FRANCE II, INC., a
                                   Florida Corporation

                                   By:  /s/ JEFFERY P. HOWELLS
                                       --------------------------
                                   Name:  Jeffery P. Howells
                                   Title: Vice President and Chief
                                          Financial Officer
                                  5

                                   TECH DATA FRANCE
                                   Societe en nom Collectif

/s/ NANCY DIFEO                    By:  /s/ JEFFERY P. HOWELLS
- -------------------------              --------------------------
                                   Name:  Jeffery P. Howells
/s/ SUSAN K. PLESO                 Title: Director
- -------------------------
                                  6

                                   NATIONSBANK, NATIONAL ASSOCIATION
                                   (SOUTH) in its capacity as Agent
                                   By:   /s/ NANCY J. PEARSON
                                         ------------------------
                                   Name:  Nancy J. Pearson
                                   Title: Senior Vice President

                                   NATIONSBANK, NATIONAL ASSOCIATION
                                   (SOUTH) as Lender
                                   By:   /s/ NANCY J. PEARSON
                                         ------------------------
                                   Name:  Nancy J. Pearson
                                   Title: Senior Vice President
                                  7

                                   BARNETT BANK OF PINELLAS COUNTY
                                   By:   /s/ MICHAEL S. CROWE
                                       --------------------------
                                   Name:  Michael S. Crowe
                                   Title:  VP
                                  8

                                   NBD BANK
                                   By:   /s/ RICHARD C. ELLIS
                                       --------------------------
                                   Name:  Richard C. Ellis
                                   Title:  VP
                                  9

                                   ROYAL BANK OF CANADA
                                   By:   /s/ STEPHEN S. HUGHES
                                       --------------------------
                                   Name:  Steven S. Huges
                                   Title: Senior Manager
                                  10

                                   BANK OF AMERICA, ILLINOIS
                                   By:   /s/ LAURENS F. SCHAAD, JR.
                                       --------------------------
                                   Name:  Laurens F. Schaad, Jr.
                                   Title: Vice President
                                  11

                                   SOUTHTRUST BANK OF ALABAMA, N.A.
                                   By:   /s/ MARK WELLNER
                                       --------------------------
                                   Name:  Mark Wellner
                                   Title: Vice President
                                  12





                        AMENDMENT AGREEMENT NO. 5 TO
                           AMENDED AND RESTATED
                  REVOLVING CREDIT AND REIMBURSEMENT AGREEMENT

     THIS AMENDMENT AGREEMENT made and entered into as of the 13th day of March, 1996, by and among TECH DATA CORPORATION, a Florida corporation (herein called the "Borrower"), the financial institutions who are signatories hereto (herein individually called the "Lender" and collectively the "Lenders"), and NATIONSBANK, NATIONAL ASSOCIATION (SOUTH) (successor by merger of NationsBank of Florida, National Association), as Agent for the Lenders (herein called the "Agent").
                          W I T N E S S E T H:

     WHEREAS, the Borrower, the Agent and the Lenders have entered into an Amended and Restated Revolving Credit and Reimbursement Agreement dated July 28, 1994, as amended by Amendment Agreement No. 1, Amendment Agreement No. 2, Amendment Agreement No. 3 and Amendment Agreement No. 4 (the "Agreement") whereby the Lenders party thereto have agreed to make loans to the Borrower and to provide Letters of Credit and to create Acceptances on behalf of the Borrower; and

     WHEREAS, the Subsidiaries of the Borrower have guaranteed payment of the Obligations pursuant to a Guaranty dated July 28, 1994, all as described in the Agreement and other Loan Documents; and
WHEREAS, the Borrower has requested that the Agreement be amended as hereinafter provided;

     NOW, THEREFORE, the Borrower, the Lenders and the Agent do hereby agree as follows:

     1.  The term "Agreement" as used herein and in Loan
Documents shall mean the Agreement as hereby amended and modified. Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefor in the Agreement.

     2. Subject to the conditions hereof, the Agreement is hereby amended, effective January 31, 1996, as follows:

         (a) Section 1.01 is hereby amended by adding a new definition "Cash Equivalents" thereto immediately preceding the definition "Closing Date" which shall read as follows:

             "'Cash Equivalents' means

               (a)  marketable obligations issued or
             unconditionally guaranteed by the United States government, in each case maturing within one year after the date of acquisition thereof;

                (b) marketable direct obligations issued by any state of the United States or any political subdivision of any such state maturing within 180 days after the date of acquisition thereof and, at the time of acquisition, having a rating of A-1 or P-1, or better, from Standard & Poor's division of McGraw-Hill, Inc. ("Standard & Poor's") or Moody's Investors Service, Inc., respectively;

                (c) commercial paper maturing no more than 270 days after the date of acquisition thereof, issued by a corporation organized under the laws of any state of the United States or of the District of Columbia and, at the time of acquisition, having a rating of A-1 or P-1, or better, from Standard & Poor's or Moody's Investors Service, Inc., respectively;

                (d) time deposits, certificates of deposit or Eurodollar deposit maturing within 90 days after the date of acquisition thereof, issued by any commercial bank that is either (i) a member of the Federal Reserve System that has capital, surplus and undivided profits (as shown on its most recent statement of condition) aggregating not less than $400,000,000 and is rated A or better by Moody's Investors Service, Inc. or Standard & Poor's or (ii) a Lender;

                (e) repurchase agreements entered into with any Lender or any commercial bank of the nature referred to in CLAUSE (D), secured by a fully perfected Lien in any obligation of the type described in any of CLAUSES (A) through (D), having a fair market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation thereunder of such Lender or other commercial bank; and

                (f) money market funds not less than 75% of whose investments are made up of securities described in CLAUSES (A) THROUGH (E)."

         (b)  The definition of "Consolidated Asset Coverage
     Ratio" in Section 1.01 is amended in its entirety so that as amended it shall read as follows:

              "'Consolidated Asset Coverage Ratio' means the ratio of (A) the sum of, WITHOUT DUPLICATION, (i) unrestricted cash and Cash Equivalents located in each case within the United States, (ii) Remaining Accounts Receivable, (iii) Receivables of Subsidiaries, (iv) Inventory and (v) Prepaid Inventory to (B) the sum of
                                  2

         (i) the Revolving Credit Debit Balance, (ii) outstanding Swing Line Loans, (iii) outstanding Letters of Credit and Acceptances, (iv) Indebtedness arising under the Softmart Foreign Currency Agreement, (v) Indebtedness of TDC described in Section 9.06(v), (vi) Indebtedness permitted under Section 9.06(viii) and (xi), and (vii) accounts payable of the Borrower and its Subsidiaries, all determined on a consolidated basis in accordance with Generally Accepted Accounting Principals applied on a Consistent Basis;"

         (c) Section 9.13 is amended in its entirety so that as amended it shall read as follows:

              "9.13 CAPITAL EXPENDITURES. Make or become committed to make, directly or indirectly, for any Fiscal Year (on a non-cumulative basis, to the effect that expenditures permitted but not made in any Fiscal Year may not be made in any subsequent Fiscal Year) expenditures for fixed or capital assets (including, without limitation, Capital Leases) amounting in the aggregate for the Borrower and its Subsidiaries to more than (i) $42,000,000 during the Fiscal Year ending January 31, 1995, (ii) $28,000,000 during the Fiscal Year ending January 31, 1996 and (iii) $25,000,000 during any Fiscal Year thereafter."

     3. In order to induce the Lenders to enter into this Amendment Agreement, the Borrower represents and warrants to the Lenders as follows:

         (a) The representations and warranties made by Borrower in Article VII of the Agreement are true on and as of the date hereto except that the financial statements referred to in Section 7.02(c) shall be those most recently furnished to each Lender pursuant to Section 8.01;

         (b) There has been no material change in the condition, financial or otherwise, of the Borrower and its Subsidiaries since the date of the most recent financial reports of the Borrower received by each Lender under Section 8.01 thereof, other than changes in the ordinary course of business, none of which has been a material adverse change;

         (c) The business and properties of the Borrower and its Subsidiaries are not, and since the date of the most recent financial report of the Borrower and its Subsidiaries received by each Lender under Section 8.01 thereof have not been adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and
                                  3

         (d) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constitutes a Default or an Event of Default on the part of the Borrower under the Agreement or the Notes either immediately or with the lapse of time or the giving of notice, or both.

     4. Each of the Subsidiaries of the Borrower have joined in the execution of this Agreement for the purpose of consenting hereto and hereby reaffirm their respective guaranty of payment of the Obligations.

     5. All instruments and documents incident to the consummation of the transactions contemplated hereby shall be satisfactory in form and substance to the Agent, the Lenders and their counsel; the Agent shall have received copies of all additional agreements, instruments and documents which they may reasonably request in connection therewith, including copies of resolutions of the Borrower authorizing the transactions contemplated by this Amendment Agreement, such documents, when appropriate, to be certified by appropriate corporate or governmental authorities; and all proceedings of the Borrower relating to the matters provided for herein shall be satisfactory to the Agent, the Lenders and their counsel.

     6. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any preceding or succeeding breach thereof.

     Except as hereby specifically amended, modified or
supplemented, the Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.
                                  4

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                              BORROWER:

WITNESS:                           TECH DATA CORPORATION

/s/ NANCY DIFEO                    By: /s/ ARTHUR W. SINGLETON
- --------------------------            ---------------------------
                                   Name:  Arthur W. Singleton
/s/ SUSAN K. PLESO                 Title: Treasurer and Secretary
- --------------------------


                              GUARANTORS:

WITNESS:                           TECH DATA FINANCE, INC.

/s/ NANCY DIFEO                    By: /s/ ARTHUR W. SINGLETON
- --------------------------            ---------------------------
                                   Name:  Arthur W. Singleton
/s/ SUSAN K. PLESO                 Title: Vice President, Chief
- --------------------------                Financial Officer and
                                          Secretary

WITNESS:                           TECH DATA LATIN AMERICA, INC.

/s/ NANCY DIFEO                    By: /s/ ARTHUR W. SINGLETON
- --------------------------            ---------------------------
                                   Name:  Arthur W. Singleton
/s/ SUSAN K. PLESO                 Title: Secretary and Treasurer
- --------------------------

WITNESS:                           TECH DATA FRANCE, INC.

/s/ NANCY DIFEO                    By:  /s/ JEFFERY P. HOWELLS
- -------------------------              --------------------------
                                   Name:  Jeffery P. Howells
/s/ SUSAN K. PLESO                 Title: Vice President, Chief
- -------------------------                 Financial Officer,
                                          Secretary and Treasurer


WITNESS:                           TECH DATA FRANCE II, INC.

/s/ NANCY DIFEO                    By:  /s/ JEFFERY P. HOWELLS
- -------------------------              --------------------------
                                   Name:  Jeffery P. Howells
/s/ SUSAN K. PLESO                 Title: Vice President, Chief
- -------------------------                 Financial Officer,
                                          Secretary and Treasurer
                                  5

WITNESS:                           TECH DATA CONSIGNMENT, INC.

/s/ NANCY DIFEO                    By: /s/ ARTHUR W. SINGLETON
- --------------------------            ---------------------------
                                   Name:  Arthur W. Singleton
/s/ SUSAN K. PLESO                 Title: Secretary and Treasurer

WITNESS:                           TECH DATA EDUCATION, INC.

/s/ NANCY DIFEO                    By:  /s/ JEFFERY P. HOWELLS
- -------------------------              --------------------------
                                   Name:  Jeffery P. Howells
/s/ SUSAN K. PLESO                 Title: Vice President, Chief
- -------------------------                 Financial Officer,

WITNESS:                           BUYERS RESOURCE, INC.

/s/ NANCY DIFEO                    By: /s/ ARTHUR W. SINGLETON
- --------------------------            ---------------------------
                                   Name:  Arthur W. Singleton
/s/ SUSAN K. PLESO                 Title: Secretary

WITNESS:                           TECH DATA CANADA, INC.
/s/ NANCY DIFEO                    By:  /s/ JEFFERY P. HOWELLS
- -------------------------              --------------------------
                                   Name:  Jeffery P. Howells
/s/ SUSAN K. PLESO                 Title: Secretary and Chief
- -------------------------                 Financial Officer,

                                   TECH DATA FRANCE
                                   Societe en nom Collectif
WITNESS:                           By: TECH DATA FRANCE, INC., a
                                       Florida Corporation

/s/ NANCY DIFEO                    By:  /s/ JEFFERY P. HOWELLS
- -------------------------              --------------------------
                                   Name:  Jeffery P. Howells
/s/ SUSAN K. PLESO                 Title: Vice President and Chief
- -------------------------                 Financial Officer,

                                   AND

                                   TECH DATA FRANCE II, INC., a
                                   Florida Corporation

                                   By:  /s/ JEFFERY P. HOWELLS
                                       --------------------------
                                   Name:  Jeffery P. Howells
                                   Title: Vice President and Chief
                                          Financial Officer
                                  6

                                   TECH DATA FRANCE
                                   Societe en nom Collectif

/s/ NANCY DIFEO                    By:  /s/ JEFFERY P. HOWELLS
- -------------------------              --------------------------
                                   Name:  Jeffery P. Howells
/s/ SUSAN K. PLESO                 Title: Director
- -------------------------
                                  7

                                   NATIONSBANK, NATIONAL ASSOCIATION
                                   (SOUTH) in its capacity as Agent
                                   By:   /s/ NANCY J. PEARSON
                                         ------------------------
                                   Name:  Nancy J. Pearson
                                   Title: Senior Vice President

                                   NATIONSBANK, NATIONAL ASSOCIATION
                                   (SOUTH) as Lender
                                   By:   /s/ NANCY J. PEARSON
                                         ------------------------
                                   Name:  Nancy J. Pearson
                                   Title: Senior Vice President
                                  8

                                   BARNETT BANK OF PINELLAS COUNTY
                                   By:   /s/ MICHAEL S. CROWE
                                       --------------------------
                                   Name:  Michael S. Crowe
                                   Title:  VP
                                  9

                                   NBD BANK
                                   By:   /s/ RICHARD C. ELLIS
                                       --------------------------
                                   Name:  Richard C. Ellis
                                   Title:  VP
                                  10

                                   ROYAL BANK OF CANADA
                                   By:   /s/ MICHAEL A COLE
                                       --------------------------
                                   Name:  Michael A. Cole
                                   Title: Manager
                                  11

                                   BANK OF AMERICA, ILLINOIS
                                   By:   /s/ LAURENS F. SCHAAD, JR.
                                       --------------------------
                                   Name:  Laurens F. Schaad, Jr.
                                   Title: Vice President
                                  12

                                   SOUTHTRUST BANK OF ALABAMA, N.A.
                                   By:   /s/ MARK WELLNER
                                       --------------------------
                                   Name:  Mark Wellner
                                   Title: Vice President
                                  13